編號 2372697
No.

公 司 註 冊 處
COMPANIES REGISTRY

公 司 更 改 名 稱 證 明 書
CERTIFICATE OF CHANGE OF NAME

* * *

本 人 謹 此 證 明
I hereby certify that

HONG KONG WECTOUCH ELECTRONICS TECHNOLOGY LIMITED
香港偉易達電子科技有限公司

已 藉 特 別 決 議 更 改 其 名 稱 ， 該 公 司 根 據
having by special resolution changed its name, is now incorporated under the

香 港 法 例 第 622 章《 公 司 條 例 》註 冊 的 名 稱 現 為
Companies Ordinance (Chapter 622 of the Laws of Hong Kong) in the name of

HONG KONG WETOUCH ELECTRONICS TECHNOLOGY LIMITED
香港偉易達電子科技有限公司

本 證 明 書 於 二 〇 二 〇 年 九 月 八 日 發 出 。
Issued on 8 September 2020 .

香港特別行政區公司註冊處處長徐麗貞
Ms Kitty TSUI
Registrar of Companies
Hong Kong Special Administrative Region

註 Note：
公司名稱獲公司註冊處註冊，並不表示獲授予該公司名稱或其任何部分的商標權或任何其他知識產權。
Registration of a company name with the Companies Registry does not confer any trade mark rights or any other intellectual property rights in respect of the company name or any part thereof.

CR

公 司 註 冊 處
Companies Registry

更改公司名稱通知書
Notice of Change of Company Name

表格 Form **NNC2**

公司編號 Company Number

2372697

註 Note

❽ 1 **現有公司英文名稱 Existing English Company Name**

HONG KONG WECTOUCH ELECTRONICS TECHNOLOGY LIMITED

現有公司中文名稱 Existing Chinese Company Name

香港偉易達電子科技有限公司

❷ 2 **更改公司名稱的特別決議日期**
Date of Special Resolution for Change of Company Name

日 DD	月 MM	年 YYYY
24	08	2020

❾ 3 **擬用的公司英文名稱 Intended English Company Name**

HONG KONG WETOUCH ELECTRONICS TECHNOLOGY LIMITED

擬用的公司中文名稱 Intended Chinese Company Name

香港偉易達電子科技有限公司

❼ 簽署 Signed :

姓名 Name : CAI GUANGDE 蔡光德 蔡光德

董事 Director / ~~公司秘書 Company Secreta~~

*請刪去不適用者 Delete whichever does not apply

❹ **提交人資料 Presentor's Reference** 請勿

姓名 Name: Ding Enterprise Hongkong Limited

地址 Address: RM18, 27/F, Ho King Comm CTR, 2-16 Fayuen ST, Mongkok Kowloon, Hong Kong

電話 Tel: 3176 3667 傳真 Fax:

電郵 Email: 790551070@qq.com

檔號 Reference:

Your Receipt
Companies Registry
H.K.

24/08/2020 14:09:02
Submission No.: 224489629/1
CR NO.: 2372697
Sh. Form.: NNC2

Revenue Code	Amount(HKD)
06	$55.00
25	$240.00

Receipt No.	Method	Amount(HKD)
242241091680	Cash	$295.00

Total Paid $295.00